UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2014

STEWART INFORMATION SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Post Oak Blvd. Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2014, Stewart Information Services Corporation (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 20,138,425 shares of the Company’s common stock were present in person or by proxy and 1,050,012 shares of the Company’s Class B common stock were present in person or by proxy. The stockholders voted on six proposals and cast their votes as described below.

Proposal No. 1

The Company’s common stockholders elected five of the Company’s nine directors and the Company’s Class B stockholders elected the remaining four of the Company’s nine directors, as set forth below:

	For	Withheld	Broker Non-Votes
Election of Directors by Common Stockholders
Arnaud Ajdler	18,033,426	396,850	1,708,149
Glenn C. Christenson	18,114,903	315,373	1,708,149
Robert L. Clarke	17,926,407	503,869	1,708,149
Laurie C. Moore, dba Laurie Moore-Moore	17,886,746	543,530	1,708,149
Dr. W. Arthur Porter	17,855,968	574,308	1,708,149
Election of Directors by Class B Common Stockholders
Thomas G. Apel	1,050,012	0	0
Frank Keating	1,050,012	0	0
Malcom S. Morris	1,050,012	0	0
Stewart Morris, Jr.	1,050,012	0	0

Proposal No. 2

The Company’s stockholders cast their votes in favor of the advisory resolution regarding the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstentions	Broker Non-Votes
19,046,909	411,416	21,963	1,708,149

Proposal No. 3

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditors for 2014 as set forth below:

For	Against	Abstentions
20,917,695	172,436	98,306

Proposal No. 4

The Company’s stockholders cast their votes in favor of the Company’s 2014 Long Term Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
18,334,620	1,123,448	22,220	1,708,149

Proposal No. 5

The Company’s stockholders cast their votes in favor of the Company’s Annual Bonus Plan.

For	Against	Abstentions	Broker Non-Votes
18,673,450	783,423	23,415	1,708,149

Proposal No. 6

The Company’s common stockholders and the Company’s Class B stockholders cast their votes in favor of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate cumulative voting in order to adopt a majority voting standard.

Common Stockholders

For	Against	Abstentions	Broker Non-Votes
17,288,441	1,060,419	81,416	1,708,149

Class B Stockholders

For	Against	Abstentions	Broker Non-Votes
1,050,012	0	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ J. Allen Berryman
J. Allen Berryman, Chief Financial Officer,
Secretary, Treasurer and Principal Financial Officer

Date: May 6, 2014